UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2005

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 5300, Dallas, Texas		75202

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 647-0415

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On July 13, 2005, the Company entered into the First Amendment to Office Lease (the “Amendment”), which amended the Office Lease executed on May 3, 2005 with Crescent Real Estate Funding VIII, L.P., a Delaware limited partnership (“Crescent Funding”). The Office Lease was entered into in May, 2005 in connection with the consolidation of operations in the office building located at 3333 Lee Parkway in Dallas, Texas.

     The general partner of Crescent Funding is CRE Management VIII, L. P., a Delaware limited liability company, of which Crescent Real Estate Equities, Ltd., a Delaware corporation (“Crescent”), is the Manager. Crescent is also the owner of the building. Two of the directors of the Company, Robert W. Stallings (the executive Chairman of the Board of Directors) and John C. Goff, are members of the Board of Managers of Crescent. Mr. Goff is also the Chief Executive Officer and Vice Chairman of the Board of Managers of Crescent. As of April 28, 2005, Messrs. Stallings and Goff were the beneficial owners of 71,300 and 4,835,471 Common Shares, respectively, of Crescent.

     The purposes of the Amendment were (1) to lease additional space on a temporary basis in order to accommodate new employees of the Company hired in connection with the consolidation of Texas operations in the new Dallas headquarters office until completion of the new headquarters, expected in late August, 2005, and (2) to exercise a Preferential Right to Lease certain additional space on the 11th floor of the building. The Amendment will increase the costs of the lease by an average of approximately $190,000 per year.

     The Amendment was unanimously approved by the members of the Company’s Corporate Governance Committee, which is composed of three independent directors of the Company and empowered to review and approve or disapprove, or impose conditions on, any transaction or series of transactions involving the Company and any related party.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit
10.38	First Amendment to Office Lease dated July 13, 2005 by and between Crescent Real Estate Funding VIII, L.P. and GAINSCO, INC. (exhibits to the Amendment are omitted from Exhibit 10.38).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.
/s/ Glenn W. Anderson
Glenn W. Anderson, President and
Chief Executive Officer

DATED: July 19, 2005

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.38	First Amendment to Office Lease dated July 13, 2005 by and between Crescent Real Estate Funding VIII, L.P. and GAINSCO, INC. (exhibits to the Amendment are omitted from Exhibit 10.38).